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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1997 included in Davox Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement


                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP



Boston, Massachusetts
June 30, 1997